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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:  September 15, 1998


                              FIFTH DIMENSION INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)


      New Jersey                   02532                 21-0717490
    ------------------       ----------------        ----------------
    (State or other          (Commission File        (I.R.S. Employer
     jurisdiction of         Number)                 Identification
     incorporation)                                  Number)




         801 New York Avenue, Trenton, New Jersey          08638-3982
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     (Address of Principal Executive Office)        (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                 (609) 393-8350
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Item 5:  Registrant Experiences Capital Shortfall
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        Fifth Dimension, Inc. announced today that it is unable to commercialize its Brushless Slip ring and Mercury Free Switch technologies with its available financial resources.

        In addition, the Company believes that it is unlikely that it will receive the additional financing that it had previously hoped to obtain. To date, the Company has received only $321,000 of the $880,000 in financing that it requires to implement its plan of reorganization.

        As a result of its capital shortfall, the Company's ability to continue operating is unlikely. Unless the Company is able to quickly raise the required capital, the Company will probably be forced to convert its ongoing Chapter 11 bankruptcy proceeding into a Chapter 7 liquidation under the Bankruptcy Code.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Fifth Dimension Inc.
                              -------------------
                                 (Registrant)

                              /s/ Craig E. Ebner
                              -----------------------------------
                              By:  Craig E. Ebner
                              Its: President,
                                   Chief Executive Officer